EXHIBIT 99.1


Date:     October 17, 2005
Contact:  Bruce S. Rosenbloom, CFO
Phone:    (954) 979-5995
Fax:      (954) 971-0544

PETMED EXPRESS D/B/A 1-800-PETMEDS TO ANNOUNCE ITS SECOND QUARTER
FINANCIAL RESULTS ON OCTOBER 24, 2005

Pompano Beach, Florida, October 17, 2005 - PetMed Express, Inc. (NASDAQ: PETS) will announce its financial results for the quarter ended September 30, 2005 on Monday, October 24, 2005 at 8:00 A.M. Eastern Time, then at 8:30 A.M. Eastern Time, Menderes Akdag, the Company's Chief Executive Officer and President, will host a conference call to review the financial results.

To access the call, which is open to the public, call (888) 455-1758 (toll free) or (210) 234-0007, ten minutes prior to the scheduled start time. Callers will be required to supply PETMEDS as the passcode, and will be placed on hold with music until the call begins.

For those unable to participate in the live event, the call will be available for replay from 10 A.M. on October 24, 2005 until November 7, 2005 at 11:59 P.M. To access the replay, call (866) 422-8142 (toll free) or (203) 369-0830, and enter passcode 5500.

Founded in 1996, PetMed Express is America's largest pet pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats, and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
   --------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operation in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2005. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For investment relations contact PetMed Express, Inc., Bruce S.
Rosenbloom, CFO, 954-979-5995.
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